UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Jennison U.S. Emerging Growth Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Postcard Front:
JennisonDryden/Strategic Partners	FIRST

Mutual Funds from Prudential Financial

CLASS

Proxy Tabulator	POSTAGE
PO Box 9112
Farmingdale, NY 11735

Shareholder Name

Mailing Address

City, State, Zip code

Postcard Back:

*** Your Vote is Critical! ***

You will soon receive an important proxy package about an upcoming JennisonDryden/Strategic Partners shareholder meeting that affects the fund(s) you own.

The package includes details on a proposal that requires a shareholder vote.  You will be provided several voting options that will make it easy for you to cast your vote on this important issue.

Funds Affected:   STRATEGIC PARTNERS TECHNOLOGY FUND

STRATEGIC PARTNERS MANAGED OTC FUND

JENNISON TECHNOLOGY FUND

Please vote as soon as possible after you receive your package.  Your prompt response is critical because it will help ensure that the shareholder meeting will be held as scheduled and avoid the need to incur additional mailing costs.

Please read the proxy statement when it arrives because it contains important information about your mutual fund investment.  This solicitation of proxies is being made by, and on behalf of, the Board of Directors of the funds listed above.

Front:

We Need Your Vote!

You can make a difference!

What to do now

1. Read the enclosed Proxy Statement

2. Review the voting instructions provided

3. Vote

Three easy ways to vote

1. Call our toll-free number (found on your Ballot Card) from a touch-tone telephone

2. Log on to www.proxyvote.com

3. Mail your completed Ballot Card

Voting is available 24 hours a day, 7 days a week.

Note: You can register your vote faster by phone or Internet — please vote today!

www.proxyvote.com

NS01937 Ed. 03/2006

Back:

Unclog your mailbox! Enroll in e-delivery

Enroll today for electronic delivery of shareholder materials.

Enjoy the convenience of viewing annual and semiannual reports, prospectuses, and proxy statements on-line. When you enroll in electronic delivery, you will stop receiving paper copies of these documents and be notified by e-mail when new materials are available for on-line viewing.

Enrolling is fast and simple

Go to www.icsdelivery.com/prudential/funds and follow enrollment instructions.

You will receive notification via e-mail when new materials are available.

You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website.

www.icsdelivery.com/prudential/funds